United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026
Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive,	Chicago,	IL	60601
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(312)	782-5800
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	JLL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
As previously announced, Jones Lang LaSalle Incorporated (the “Company”) hosted an investor briefing (“Investor Briefing”) webcast on March 12, 2026, in New York City, during which members of JLL's global leadership team, including CEO & President Christian Ulbrich and CFO Kelly Howe, introduced JLL's new multi-year strategy and longer-term financial targets.
During the Investor Briefing, the Company also announced that the Board of Directors authorized an additional $2.2 billion in repurchases under its share repurchase program, supplementing approximately $800 million in repurchase capacity remaining available under prior authorizations as of December 31, 2025. The share repurchase program does not have a fixed expiration date, may be suspended or discontinued at any time at the Company’s discretion, and does not obligate the Company to acquire any amount of its common stock. The timing, manner, price, and amount of any repurchases will be determined by the Company at its discretion and will depend on a variety of factors, including business, economic and market conditions, prevailing stock prices, corporate and regulatory requirements, and other considerations.
A copy of the presentation used at the Investor Briefing is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is also available, along with a recording of the Investor Briefing, on the Company's website at ir.jll.com. A copy of the news release issued by the Company announcing the Company’s business update and long-term targets is also furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K under Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
EXHIBIT INDEX

Exhibit No.	Description
99.1	March 12, 2026 Investor Briefing Presentation by Jones Lang LaSalle Incorporated
99.2	News Release issued by Jones Lang LaSalle Incorporated on March 12, 2026 announcing the Company’s Business Update and Long-Term Targets
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2026
Jones Lang LaSalle Incorporated

By: /s/ Kelly Howe
Name: Kelly Howe
Title: Chief Financial Officer